CONSOLIDATED BALANCE SHEETS(unaudited) (Parenthetical) (USD $)	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
CONSOLIDATED BALANCE SHEETS
Preferred stock, shares authorized	300,000	300,000	300,000
Preferred stock, shares issued	300,000	0	0
Common stock, par value (in dollars per share)	$ 0	$ 0	$ 0
Common stock, shares authorized	10,000,000	10,000,000	10,000,000
Common stock, shares issued	2,725,609	2,720,098	2,717,434
Common stock, shares outstanding	2,725,609	2,720,098	2,717,434